IN THE UNITED STATES BANKRUPTCY COURT FOR THE WESTERN DISTRICT OF StateplaceOKLAHOMA

In re:

§

§

Case No. 07-14678

AMS HEALTH SCIENCES, INC.,

§

Chapter 11

§
Debtor.

§

ORDER CONFIRMING AMS HEALTH SCIENCES, INC.'S FIRST AMENDED PLAN OF REORGANIZATION, AS MODIFIED

BASED ON THE FINDINGS OF FACT AND CONCLUSIONS OF LAW ENTERED CONCURRENTLY HEREWITH, IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED THAT:

A.

Pursuant to section 1129 of the Bankruptcy Code, this Confirmation Order shall confirm the Plan, as modified by this Confirmation Order.  A copy of the Plan is attached hereto as Exhibit "1".

B.

To the extent that any objections, reservations of rights, statements, or joinders to
Confirmation have not been withdrawn, waived, or settled prior to entry of this Confirmation
Order or otherwise resolved as stated on the record of the Confirmation Hearing, they are hereby overruled on the merits.

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C.

The Findings Of Fact And Conclusions Of Law Regarding AMS Health Sciences,
Inc. 's First Amended Plan of Reorganization, As Modified entered concurrently with this
Confirmation Order shall  constitute findings of fact and conclusions of law pursuant to
Bankruptcy Rule 7052, made applicable to the proceeding by Bankruptcy Rule 9014.    All
findings of fact and conclusions of law announced by the Bankruptcy Court at the Confirmation
Hearing are hereby incorporated herein for all purposes to the extent not inconsistent herewith.
To the extent any finding of fact shall be determined to be a conclusion of law, it shall be so deemed, and to the extent any conclusion of law shall be determined to be a finding of fact, it shall be so deemed.

D.

The Plan, and any amendments, modifications or supplements thereto, including those set forth in this Confirmation Order, and all Plan Exhibits and Plan Documents and each of their provisions are confirmed in each and every respect pursuant to section 1129 of the
Bankruptcy Code.

E.

The rights afforded in the Plan and the treatment of all Claims and Equity
Interests therein shall be, and hereby are, in exchange for and in complete satisfaction, discharge, and release of all Claims and Equity Interests of any nature whatsoever, against AMS, its Estate, the Assets, properties, or interests in property.  Except as otherwise provided in the Plan, on the
Effective Date, all Claims against and Interests in AMS shall be satisfied, discharged, and
released in full.    Reorganized Debtor shall not be responsible for any pre-Effective Date
obligations of AMS, except those expressly provided for in the Plan.   Except as otherwise
provided in the Plan, all Persons shall be precluded and forever barred from asserting against
AMS, its Estate, Reorganized Debtor, Newco and any Professionals retained by AMS and
Reorganized Debtor, the Assets, properties, or interests in property any event, occurrence,

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condition, thing, or other or further Claims or Causes of Action based upon any act, omission, transaction, or other activity of any kind or nature that occurred or came into existence prior to the Effective Date, whether or not the facts of or legal bases therefor were known or existed prior to the Effective Date; provided, however, that nothing herein shall affect the rights of any Person to pursue a claim (as defined in section 101(5) of the Bankruptcy Code) that arises after entry of this Confirmation Order against any Person liable to such Person on account of such claim.

F.

Except as otherwise provided herein or in the Plan, upon the occurrence of the
Effective Date, AMS and Reorganized Debtor shall be discharged from all Claims and Causes of
Action to the fullest extent permitted by section 1141 of the Bankruptcy Code, and all holders of
Claims and Interests shall be precluded from asserting against AMS, Reorganized Debtor, the
Assets, or any property dealt with under the Plan, any further or other Causes of Action based upon any act or omission, transaction, event, thing, or other activity of any kind or nature that occurred or came into existence prior to the Effective Date.

G.

Pursuant to sections 1123(a), 1141 (a) and 1142 of the Bankruptcy Code and the
provisions of this Confirmation Order, the Plan and all Plan-related documents (including without limitation, the Plan Exhibits and the Plan Documents) shall be, and hereby are, valid, binding and enforceable notwithstanding any otherwise applicable non-bankruptcy law.

H. The following releases, exculpations, injunctions, and related provisions set forth in Articles 10.03 through and including 10.08 of the Plan are hereby approved and authorized in their entirety, and shall be effective without further action upon the occurrence of the Effective Date:

a.   Releases by AMS and Reorganized Debtor.

Pursuant to section 1123(b) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan or any Plan Supplement, for good

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and valuable consideration, including the service of the Released Parties to facilitate the expeditious reorganization of the Debtor and the implementation of the restructuring contemplated by the Plan, on and after the Effective Date, the Released Parties are deemed released and discharged by the Debtor, the Reorganized Debtor and the Estate from any and all claims, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise that the Debtor, the Reorganized Debtor, the Estate, or their Affiliates, and any party who has standing to assert claims on behalf of the foregoing parties, would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation or preparation of the Plan and Disclosure Statement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner the Released Party reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-bankruptcy law) where such failure to perform constitutes willful misconduct or gross negligence.

b.   Exculpation.

Except as otherwise specifically provided in the Plan or any Plan Supplement, no Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from any claim, obligation, cause of action, or liability for any Exculpated Claim except for gross negligence or willful misconduct, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Debtor and the Reorganized Debtor (and each of their respective affiliates, agents, directors, officers, employees, advisors, and attorneys) have, and upon Confirmation of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code with regard to the distributions of the securities pursuant to the Plan, and therefore are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation

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of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

c.

Releases by Holders of Claims and Equity Interests.

Except as otherwise specifically provided in the Plan or any Plan Supplement, on and after the Effective Date, Holders of Claims and Interests (a) voting to accept the Plan or (b) abstaining from voting on the Plan and electing not to opt out of the release contained in this paragraph (which by definition, does not include Holders of Claims and Interests who are not entitled to vote in favor of or against the Plan), shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Debtor, the Reorganized Debtor and the Released Parties from any and all Claims, Interests, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Debtor's restructuring, the Debtor's Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation, or preparation of the Plan and Disclosure, or related agreements, instruments, or other documents, upon any other act or omission transaction, agreement, event or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of the Debtor, the Reorganized Debtor or a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner the debtor, the Reorganized Debtor, or the Released Party reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-bankruptcy law) where such failure to perform constitutes willful misconduct or gross negligence.

d.

Injunction as to Newco and the Plan Trustee.

In accordance with Article X of the Plan and Section 524 of the Bankruptcy Code, the discharge provided by Section 1141 of the Bankruptcy Code shall act as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset or recover the Claims or Interests discharged hereby. Except as otherwise expressly provided in the Plan or the Confirmation Order, all Persons who have held, hold, or may hold Claims against the Debtor or Interests in the Debtor will be permanently enjoined and precluded permanently, on and after the

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Effective Date, subject to the occurrence of the Initial Distribution Date and subsequent Distribution Dates, from (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest against the Debtor or any of its respective successors, Newco, or the Plan Trustee (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor or any of its respective successors, Newco, or the Plan Trustee, on account of any such Claim or Interest, (iii) creating, perfecting or enforcing any encumbrance of any kind against any of the Debtor Newco, the Plan Trustee, or against its respective property or interests in Property, or the Disbursing Agent, on account of any such Claim or Interest, and (iv) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due to the Debtor or against its property or interests in property, or the Disbursing Agent, on account of any such Claim or Interest. The foregoing injunction will extend to successors of the Debtor (including, without limitation Newco and the Plan Trustee) and its respective properties and interests in property.

The injunction provided in this section of the Plan shall not release or enjoin any claims against any of the individuals or entities enumerated therein with respect to (a) fiduciary obligations under ERISA or any controlled group liabilities under Title IV of ERISA or (b) police or regulatory activities of governmental regulatory agencies.

e.   Injunction   as   to  the  Reorganized   Debtor  Pending  the  Business Combination.

In accordance with Article X of the Plan and Section 524 of the Bankruptcy Code, the discharge provided by Section 1141 of the Bankruptcy Code shall act as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset or recover the Claims or Interests discharged hereby. Except as otherwise expressly provided in the Plan or the Confirmation Order, all Persons who have held, hold, or may hold Claims against the Debtor or Interests in the Debtor will be permanently enjoined and precluded permanently, on and after the Effective Date, subject to the occurrence of the Initial Distribution Date and subsequent Distribution Dates, from (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest against the Debtor or any of its respective successors, Newco, or the Plan Trustee (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor or any of its respective successors, Newco, or the Plan Trustee, on account of any such Claim or Interest, (iii) creating, perfecting or enforcing any encumbrance of any kind against any of the Debtor Newco, the Plan Trustee, or against its respective property or interests in property, or the Disbursing Agent, on account of any such Claim or Interest, and (iv) asserting any right of setoff, subrogation or recoupment of any kind against

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any obligation due to the Debtor or against its property or interests in property, or the Disbursing Agent, on account of any such Claim or Interest. The foregoing injunction will extend to successors of the Debtor (including, without limitation Newco and the Plan Trustee) and its respective properties and interests in property.

The injunction provided in this section of the Plan shall not release or enjoin any claims against any of the individuals or entities enumerated therein with respect to (a) fiduciary obligations under ERISA or any controlled group liabilities under Title IV of ERISA or (b) police or regulatory activities of governmental regulatory agencies.

f.    Injunction   as   to  the  Reorganized   Debtor  Pending  the  Business Combination.

1)

Injunction Pending Business Combination.

Except as otherwise provided herein, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debtor liability against the Debtor or an Equity Interest or other right of an equity security Holder in the Debtor are enjoined from taking any of the following actions on account of such Claims, debts, liabilities or Equity Interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding against the Debtor, the Reorganized Debtor, or their successors or property; (ii) enforcing, attaching, executing, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, or their successors or property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, or their successors or property; (iv) asserting a setoff, or right of subrogation, or right of recoupment of any kind against any Claim, debt, liability or obligation against the Debtor, the Reorganized Debtor, or their successors or property; and (v) from commencing or continuing any action, in any manner or in any place where the foregoing does not comply with or is inconsistent with the provisions of the Plan, and the Confirmation Order shall provide for such injunctions, provided however that nothing herein shall prohibit the exercise of police or regulatory powers by a state or federal governmental agency or the assertion of affirmative defenses or cross claims against non-Debtor parties in any action brought by the Debtor or the Plan Trustee.

2)

Injunction Related to Discharge.

Upon consummation of the Business Combination and the entitlement to a discharge set forth above and subject to its occurrence, all Persons that have held, currently hold or may have asserted, directly, indirectly, derivatively or otherwise, a Claim, a cause of action or an Equity Interest or other right of a Holder of an Equity Interest that is discharged, released or

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terminated pursuant to Section 10.02 of the Plan, shall be deemed permanently enjoined from (i) commencing or continuing, in any manner or in any place, any action or other proceeding against the Debtor, the Reorganized Debtor, or their successors or property; (ii) enforcing, attaching, executing, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, or their successors or property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, or their successors or property; (iv) asserting a setoff, or right of subrogation, or right of recoupment of any kind against any Claim, debt, liability or obligation against the Debtor, the Reorganized Debtor, or their successors or property; and (v) from commencing or continuing any action, in any manner or in any place where the foregoing does not comply with or is inconsistent with the provisions of the Plan, and the Confirmation Order shall provide for such injunctions, provided however that nothing herein shall prohibit the exercise of police or regulatory powers by a state or federal governmental agency.

g.   Release by the Committee of Laurus.

Except as otherwise specifically provided in the Plan or any Plan Supplement, for good and valuable consideration, including Laurus Funding of the Cash Distribution Amount and the implementation of the restructuring contemplated by the Plan, on and after the Effective Date, the Committee is deemed to have released Laurus from any and all claims, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise that the Committee has standing to assert on behalf of the Debtor or the Estate, would have been legally entitled to assert in its own right or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Laurus, the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation or preparation of the Plan and Disclosure Statement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner Laurus reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-

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bankruptcy   law)   where   such   failure   to    perform   constitutes   willful misconduct or gross negligence.

PostalCodeI.

In accordance with Bankruptcy Rules 2002 and 3020(c), within ten (10) business days of the date of entry of this Confirmation Order, AMS shall serve the Notice of Confirmation by United States mail, first class postage prepaid, by hand, or by overnight courier service to all parties having been served with the Confirmation Hearing Notice; provided, however, that no notice or service of any kind shall be required to be mailed or made upon any holder of any Interest or to any Person to whom AMS mailed a Confirmation Hearing Notice, but received such notice returned marked "undeliverable as addressed," "moved, left no forwarding address" or "forwarding order expired," or similar reason, unless AMS has been informed in writing by such Person, or are otherwise aware, of that Person's new address. Mailing of the Notice of Confirmation in the time and manner set forth in the this paragraph shall be good and sufficient notice under the particular circumstances and in accordance with the requirements of Bankruptcy Rules 2002 and 3020(c), and no other or further notice is necessary.

J.

The entry of this Confirmation Order shall constitute authorization for AMS and

Reorganized Debtor to take or cause to be taken all actions necessary or appropriate to implement all provisions of, and to consummate, the Plan prior to, on and after the Effective Date and all such actions taken or caused to be taken consistent with the terms of this Confirmation Order and the Plan shall be deemed to have been authorized and approved by the Bankruptcy Court without further approval, act or action under any applicable law, order, rule or regulation.

K. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, and regulations of all states and any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments, or

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agreements, and any amendments or modifications thereto, and any other acts and transactions referred to in or contemplated by the Plan, the Plan Documents, the Disclosure Statement, and any documents, instruments, or agreements, and any amendments or modifications thereto.

L. All transfers of property of AMS's Estate, including the issuance and transfer of the new AMS Equity Interests, property of the estate and the Causes of Action shall be free and clear of all liens, charges, Claims, encumbrances, and other interests (collectively, the "Encumbrances"), except as expressly provided in the Plan. Pursuant to sections 1141 (b) and (c) of the Bankruptcy Code, all Operating Assets of AMS shall vest in Newco or its successors or assigns, as the case may be, free and clear of all Encumbrances, except as expressly provided in the Plan and Plan Documents. Such vesting does not constitute a voidable transfer under the Bankruptcy Code or applicable nonbankruptcy law.

M. Except as expressly permitted or otherwise specifically provided by this Confirmation Order, all Persons holding Encumbrances and property of AMS's estate arising under or out of, in connection with, or in any way relating to AMS, or the operation of AMS's business prior to the Effective Date hereby are forever barred, estopped and permanently enjoined from asserting against Newco, the Plan Trust or Reorganized Debtor or their successors or assigns, property or the Assets, such Persons' Encumbrances, except as expressly provided in the Plan and Plan Documents. On the Effective Date, each creditor is authorized and directed to execute such documents and take all other actions as may be reasonably requested by Newco, Reorganized Debtor or the Plan Trustee at any time to release the Encumbrances on the Assets, if any, as provided for herein, as such Encumbrances may have been recorded or may otherwise exist.

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N. All Persons are hereby forever prohibited and enjoined from taking any action that would adversely affect or interfere with the ability of AMS to transfer the Assets to Newco, the Plan Trust or Reorganized Debtor, as applicable, in accordance with the terms of the Plan and this Confirmation Order.

O. A certified copy of this Confirmation Order may be filed with the appropriate clerk and/or recorded with the recorder to act to cancel any of the Encumbrances and other encumbrances of record.

P. This Confirmation Order is and shall be binding upon and govern the acts of all Persons, including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal and local officials, and all other Persons who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any lease; and each of the foregoing Persons are hereby directed to accept for filing any and all of the documents and instruments necessary and appropriate to consummate the transactions contemplated by the Plan.

Q. Each rejection or assumption of an executory contract or unexpired lease pursuant to Article 8.01 of the Plan will be legal, valid and binding upon AMS, Reorganized Debtor, and all counterparties to such executory contract or unexpired lease, all to the same extent as if such rejection or assumption had been effectuated pursuant to an appropriate order of the Bankruptcy Court entered before the Effective Date under section 365 of the Bankruptcy Code. Each of the executory contracts and unexpired leases to be rejected or assumed is deemed to be an executory contract or an unexpired lease, as applicable.

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R. The Plan constitutes a motion for AMS to assume and to assign to Newco, as set forth in the Plan, executory contracts and unexpired leases not rejected pursuant to this Confirmation Order, including without limitation the PostalCodePostalCode39th Street PostalCodeSale Contract, prior Order of this Court, and Pass Through Contract (the "Assumed Contracts"). Thus, as provided for in the Plan and this Confirmation Order, the Assumed Contracts shall be and hereby are assumed and assigned to Newco as of the Effective Date.

S. At the election of Newco, as applicable, with respect to any monetary defaults under any of the Assumed Contracts, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be satisfied by: (i) payment of the Cure Amount in Cash on the Effective Date or as soon thereafter as practicable, or (ii) on such other terms as agreed to by the parties to the Assumed Contract.

T. As detailed in Article 11.13 of the Plan, all Causes of Action shall, upon the occurrence of the Effective Date, be retained by, and be vested in, the Plan Trust for the benefit of Class 6. Nothing in this Confirmation Order or the Plan, however requires the Plan Trust to prosecute any Causes of Action (including, the Avoidance Actions). Except as otherwise provided in the Plan, Plan Trustee retains all rights to commence, prosecute, settle or abandon such Causes of Action shall be, and hereby are, preserved notwithstanding the occurrence of the Effective Date.

U. No Person may rely on the absence of a specific reference in the Plan or the Disclosure Statement to any Cause of Action against it as any indication that the Plan Trustee will not pursue any and all available Causes of Action.

V. Pursuant to section 1125(e) of the Bankruptcy Code, AMS's transmittal of the Plan solicitation materials as set forth herein, their solicitation of acceptances of the Plan, and

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Reorganized Debtor's issuance and distribution of securities pursuant to the Plan are not and will not be governed by or subject to any otherwise applicable law, rule, or regulation governing the solicitation or acceptance of a plan of reorganization or the offer, issuance, sale, or purchase of securities except as expressly provided for in the Plan.

W. Pursuant to section 1146(a) of the Bankruptcy Code, any transfer from AMS to Reorganized Debtor or to any Person pursuant to, in contemplation of, or in connection with the Plan or pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity security, or other interest in AMS or Reorganized Debtor; (2) the creation, modification, consolidation, or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (3) the making, assignment, or recording of any lease or sublease; or (4) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with the 39th Street Sale Contract or any other transaction arising out of, contemplated by, or in any way related to the Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, or other similar tax or governmental assessment, and the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

X. All of the settlements and compromises contained or incorporated in the Plan and this Confirmation Order, including without limitation, the settlement with Laurus in Section 7.05

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of the Plan, the settlement with Farmers in Section 7.06 of the Plan, and the settlement with McCarty in Section 7.07 of the Plan (collectively, the "Settlement Agreements"), meet the applicable standards under section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019 for approval and implementation and are hereby approved.

Y. On the Effective Date AMS is authorized to cause AMS Manufacturing, Inc. to either cause Heartland Cup Corp. to transfer the Heartland Litigation or to transfer the stock of Heartland (as elected by McCarty in accordance with the settlement with McCarty in Section 7.07 of the Plan) free and clear of any claims of the Debtor, the Reorganized Debtor, the Plan Trust, Laurus, and Newco, but not otherwise. Additionally, pursuant to the Farmers Settlement, the Court finds that the Farmers Notes1 are fully secured by an unavoidable, valid, and perfected first priority lien on the Real Property to secure the Purchase Price Amount.

Z. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, the Bankruptcy Court shall retain and shall have exclusive jurisdiction over any matter: (a) arising under the Bankruptcy Code; (b) arising in or related to the Chapter 11 Case, including without limitation the Plan and this Confirmation Order; or (c) that relates to the matters set forth in Article 18.04 of the Plan.

AA. AMS is authorized to consummate the Plan at any time after the entry of this Confirmation Order subject to satisfaction or waiver (by the required parties) of the conditions precedent to the occurrence of the Effective Date set forth in Articles 17.01 and 17.02 of the Plan.

IT IS SO ORDERED.

THIS ORDER WAS SIGNED AND ENTERED ELECTRONICALLY

1 The capitalized terms in this sentence have the same meaning as set forth in the settlement with Farmers in Section 7.06 of the Plan.

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AS INDICATED AT THE TOP OF THE FIRST PAGE

SUBMITTED BY:

KANE RUSSELL COLEMAN & POSTALCODEPOSTALCODELOGAN PC

By:

Joseph A. Friedman

PostalCodePostalCodeTexas State Bar No. 07468280

OKWB Bar No. 11185

Gregory M. Zarin

PostalCodePostalCodeTexas State Bar No. 24060871

3700 PostalCodePostalCodeThanksgiving PostalCodeTower 1601 PostalCodePostalCodeElm Street PostalCodeDallas, PostalCodeTexas PostalCode75201 Telephone: (214) 777-4200 Telecopier: (214) 777-4299 CO-COUNSEL FOR THE DEBTOR AND DEBTOR IN POSSESSION

APPROVED AS TO FORM: WARNER STEVENS, L.L.P.

By:

Michael D. Warner

David Cohen

PostalCodePostalCode301 Commerce Street

PostalCodePostalCodeSuite 1700

PostalCodePostalCodeFort Worth, PostalCodeTX PostalCode76102

CO-COUNSEL TO LAURUS MASTER FUND, LTD.

AND ITS AFFILIATES

ARENT FOX LLP BY:

Schuyler G. Carroll

Robert M. Hirsh

Heike M. Vogel

1675 Broadway

PostalCodePostalCodeNew York, PostalCodeNY PostalCode10019

COUNSEL FOR OFFICIAL COMMITTEE OF

UNSECURED CREDITORS OF AMS HEALTH

SCIENCES, INC.

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